                                                                EXHIBIT 10.6.4


                                 SIMMONS COMPANY

                               FOURTH AMENDMENT TO
                          CREDIT AND GUARANTY AGREEMENT

          THIS FOURTH AMENDMENT (this "AMENDMENT") dated as of October 21, 2002 to the CREDIT AND GUARANTY AGREEMENT dated as of October 29, 1998 (as amended by that certain First Amendment to Credit and Guaranty Agreement dated as of March 1, 1999, that certain Second Amendment to Credit and Guaranty Agreement dated as of March 22, 2000, and that certain Third Amendment and Waiver to Credit and Guaranty Agreement dated as of January 5, 2001, the "CREDIT AGREEMENT") is entered into by and among SIMMONS COMPANY, a Delaware corporation (the "COMPANY"), SIMMONS HOLDINGS, INC., a Delaware corporation ("HOLDINGS"), the CREDIT SUPPORT PARTIES listed on the signature papers hereto, CERTAIN FINANCIAL INSTITUTIONS listed on the signature pages hereto, GOLDMAN SACHS CREDIT PARTNERS L.P., as Syndication Agent and UBS AG, STAMFORD BRANCH, as Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement and in the amendments contained in
Section 1 hereof.

                                   RECITALS

          WHEREAS, Company and Requisite Lenders desire to amend the Credit Agreement as set forth below.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


SECTION 1. AMENDMENTS TO CREDIT AGREEMENT

1.1 AMENDMENTS TO SECTION 1: DEFINITIONS; INTERPRETATION.

    A. Section 1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

                  "FOURTH AMENDMENT" means that certain Fourth Amend ment to Credit and Guaranty Agreement dated as of October 21, 2002 among Company, Holdings, Syndication Agent, Administrative Agent, and the financial institutions and the Credit Support Parties listed on the signature pages thereto.

                  "FOURTH AMENDMENT EFFECTIVE DATE" means the date of satisfaction of the conditions referred to in Section 2 of the Fourth Amendment.

    B. Section 1 of the Credit Agreement is hereby further amended by amending and restating the following definitions in their entirety as follows:

                  "AGENT" means each of Syndication Agent, Joint Lead Arrangers and Administrative Agent.

                  "CONSOLIDATED CASH INTEREST EXPENSE" means, for any period, Consolidated Interest Expense for such period excluding, however, any interest expense not payable in Cash (including amortization of discount and amortization of debt issuance costs), but excluding, however, any amounts referred to in Section 2.B of the Fourth Amendment paid on or before the Fourth Amendment Effective Date.

                  "CONSOLIDATED EXCESS CASH FLOW" means, for any period, an amount (if positive) equal to the difference of (I) the sum, without duplication, of the amounts for such period of (a) Consolidated Adjusted EBITDA, PLUS (b) the Consolidated Working Capital Adjustment (excluding any non-cash adjustments to Working Capital Adjustment), MINUS (ii) the sum, without duplication, of the amounts for such period of (a) voluntary and scheduled repayments of Consolidated Total Debt (excluding repayments of Revolving Loans or Swing Line Loans except to the extent the Revolving Loan Commitments are permanently reduced in connection with such repayments), PLUS (b) Consolidated Capital Expenditures (net of any proceeds of any related financings with respect to such expenditures), PLUS (c) Consolidated Cash Interest Expense, PLUS (d) the provision for current taxes based on income of Company and its Subsidiaries and payable in cash with respect to such period, PLUS (e) Management Fees actually paid in cash during such period, PLUS (f) the cash portion of any purchase price payments made during such period by Company or any of its Subsidiaries in connection with any Permitted Acquisi tion, PLUS (g) the cash portion of any purchase price payments made during such period by Company or any of its Subsidiaries in connec tion with the acquisition of any Intellectual Property, PLUS (h) the cash portion of any Restricted Junior Payments made during such period pursuant to
         Section 6.5(v).

                  "MANAGEMENT FEES" means (i) with respect to annual management fees payable by Company pursuant to the Fenway Agreement, an amount for any Fiscal Year not to exceed the lesser of (1) the greater of (x) 0.25% of the annual net sales of Company for the prior Fiscal Year and (y) 2.5% of the Consolidated Adjusted EBITDA for the prior Fiscal Year and (2) $3,000,000, PLUS (ii) any other fees payable by Company in connection with other transactions pursuant to the Fenway Agreement; PROVIDED, that solely for purposes of calculations made pursuant to clause (vi) of the definition of Consolidated Adjusted EBITDA, such other transaction fees shall not exceed 1.5% of the aggregate transaction value for any such other transactions.

                  "NOTICE" means a Funding Notice, a Request for Issuance or a Conversion/Continuation Notice.

         C. Section 1 of the Credit Agreement is hereby further amended by amending and restating the phrase immediately preceding section (i) in the definition of "INTEREST PERIOD" in its entirety as follows:

         " "INTEREST PERIOD" means, in connection with a Eurodollar Rate Loan, an interest period of one-, two-, three-, six- or, with respect to Revolving Loans and Tranche A Term Loans only, twelve- months (in the case of the latter period, only if acceptable to all Lenders of such Loans), as selected by Company in the applicable Notice,"

         D. To the extent not otherwise amended pursuant to the foregoing provisions of this Section 1.1, on and after the Fourth Amendment Effective Date, all references in the Credit Agreement and in any other Credit Document to "INCREMENTAL TRANCHE C TERM LOAN COMMITMENTS", "INCREMENTAL TRANCHE C TERM LOANS", "INCREMENTAL TRANCHE C TERM LOAN LENDER","INCREMENTAL TRANCHE C TERM LOAN NOTICE" and "INCREMENTAL TRANCHE C TERM LOAN SYNDICATION AGENT" shall be deleted.

1.2      AMENDMENTS TO SECTION 2: CREDIT EXTENSIONS.

         A. Section 2.13(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:

         "(e) In the event that there shall be Consolidated Excess Cash Flow for any Fiscal Year, Company shall, no later than ninety (90) days after the end of such Fiscal Year, prepay the Loans and/or the Commitments shall be permanently reduced in an aggregate amount equal to 75% of such Consolidated Excess Cash Flow; PROVIDED, during any period in which the Leverage Ratio (determined for any such period by reference to the most recent Compliance Certificate delivered pursuant to Section 5.1(d) calculating the Leverage Ratio) shall be 3.75:1.00 or less, Company shall be required to make the prepayment and/or reduction required hereby in an amount equal to 50% of such Consolidated Excess Cash Flow; PROVIDED FURTHER that for Fiscal Year 2002 only, such prepayment and/or reduction shall be further reduced by an aggregate amount equal to $9,300,000."

      B. Section 2.25 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

               "2.25 [RESERVED]"

1.3      AMENDMENTS TO SECTION 5: AFFIRMATIVE COVENANTS.

         A. Section 5.1(k) of the Credit Agreement is hereby amended by deleting the reference to "30 days" set forth therein and substituting "45 days" therefor.

         B. Section 5.10 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

                "5.10.   [RESERVED]"

1.4      AMENDMENTS TO SECTION 6: NEGATIVE COVENANTS.

         A. Section 6.2 of the Credit Agreement is hereby amended by amending and restating the last sentence therein in its entirety as follows:

              "Except with respect to (i) specific property encumbered to secure payment of particular Indebtedness, (ii) specific property to be sold pursuant to an executed agreement with respect to an Asset Sale, and (iii) the agreement to be entered into with NetJets Sales, Inc. for the purchase of up to1/8 fractional interest in a corporate jet by Company, no Credit Party nor any of its Subsidiaries shall enter into any agreement prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired."

         B. Section 6.3 of the Credit Agreement is hereby amended by deleting the "and" at the end of clause (viii) thereof deleting the "." at the end of clause (ix) thereof, and inserting "and" in lieu thereof, and further by inserting the following clause (x) at the end thereof:

               " (x) Notwithstanding the limitations set forth in clause (y) of
               Section 6.3(i), Company and its Subsidiaries may make and own Investments in one Foreign Subsidiary created and operated as a captive insurance company (the "CAPTIVE INSURANCE SUBSIDIARY") in an aggregate amount not to exceed $7,500,000 (net of any dividends or distributions, or prepayments or payments of interest by the Captive Insurance Subsidiary to Company or any of its Subsidiary Guarantors)."

            C. Section 6.4 of the Credit Agreement is hereby amended by deleting the "and" at the end of clause (vi) thereof, adding "add" at the end of clause
(vii) thereof, and inserting the following clause (viii) at the end thereof:


               " (viii) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations consisting of guarantees by the Company and its Subsidiaries of Indebtedness, leases and other Contractual Obligations permitted to be incurred by the Company or its Subsidiaries."

            D. Section 6.5(iii) of the Credit Agreement is hereby amended by restating clause (a) set forth therein in its entirety as follows:

               "(a) in an aggregate amount not to exceed $850,000 in any Fiscal Year, to the extent necessary to permit Holdings to pay the ordinary operating expenses of Holdings (including without limitation, directors' fees, indemnification obligations, professional fees and expenses);"

            E. Section 6.5(v)(b) of the Credit Agreement is hereby amended by adding the following at the end thereof:

                "; except, that such aggregate amount shall not exceed $6,000,000 only for the 2002 Fiscal Year."

            F. Section 6.5 of the Credit Agreement is hereby amended by deleting the "and" at the end of clause (iv) thereof and inserting the following clauses
(vi) and (vii) at the end thereof:

                " (vi) Company may make Restricted Junior Payments in respect of any repurchase, redemption or repayment of the Senior Subordinated Notes; PROVIDED, that (x) at the time of such Restricted Junior Payment and immediately after giving effect thereto, no Event of Default shall have occurred and be continuing, (y) the aggregate amount of such Restricted Junior Payments made pursuant to this clause (vi) shall not exceed $20,000,000 at any time, and (z) at the time such Restricted Junior Payment is made, each of the Leverage Ratio and the Senior Debt Leverage Ratio, respectively, shall not exceed the correlative ratios indicated below as of the last day of the Fiscal Quarter immediately preceding such Restricted Junior Payment as indicated (both before and immediately after giving effect to such Restricted Junior Payment):

                  LEVERAGE RATIO:

========================================================== ==================================
                  FISCAL QUARTER ENDING                                 MAXIMUM
                                                                     LEVERAGE RATIO
---------------------------------------------------------- ----------------------------------
September 30, 2002                                                     3.75:1.00
December 31, 2002                                                      3.75:1.00
March 31, 2003                                                         3.75:1.00
June 30, 2003                                                          3.75:1.00
September 30, 2003                                                     3.50:1.00
December 31, 2003                                                      3.50:1.00
March 31, 2004                                                         3.25:1.00
June 30, 2004                                                          3.25:1.00
September 30, 2004                                                     3.00:1.00

---------------------------------------------------------- ----------------------------------
December 31, 2004                                                      3.00:1.00
---------------------------------------------------------- ----------------------------------
March 31, 2005                                                         2.75:1.00
and thereafter
========================================================== ==================================

                  SENIOR DEBT LEVERAGE RATIO:


                  FISCAL QUARTER ENDING                           MAXIMUM SENIOR DEBT
                                                                     LEVERAGE RATIO
========================================================== ==================================
September 30, 2002                                                     2.00:1.00
December 31, 2002                                                      2.00:1.00
March 31, 2003                                                         2.00:1.00
June 30, 2003                                                          2.00:1.00
September 30, 2003                                                     1.75:1.00
December 31, 2003                                                      1.75:1.00
March 31, 2004                                                         1.50:1.00
June 30, 2004                                                          1.50:1.00
September 30, 2004                                                     1.25:1.00
and thereafter
========================================================== ==================================

                Anything contained herein to the contrary notwithstanding, and solely for the purposes of calculating the Leverage Ratio and the Senior Debt Leverage Ratio with respect to the provisions of this Section 6.5(vi) only, (x) for the period beginning on the Fourth Amendment Effective Date until the delivery of the Compliance Certificate for the Fiscal Quarter ended on September 30, 2002, Consolidated Adjusted EBITDA shall be calculated as of the Fiscal Quarter ending on June 30, 2002, and (y) for any period beginning thereafter, Consolidated Adjusted EBITDA shall be calculated as of the last Fiscal Quarter preceding such date for which a Compliance Certificate has been delivered to the Administrative Agent and the Lenders; and

                        (vii) Company may make Restricted Junior Payments to
                Holdings to permit Holdings to repurchase, redeem or repay the Holdings Notes immediately upon receipt of such Restricted Junior Payments; PROVIDED, that (x) at the time of such Restricted Junior Payment and immediately after giving effect thereto, no Event of Default shall have occurred and be continuing and (y) the aggregate amount of such Restricted Junior Payments made pursuant to this clause (vii) shall not exceed the maximum amount permitted under the Senior Subordinated Note Indenture; "

            G. Section 6.6(a) through Section 6.6(d) is hereby amended by deleting such Sections in their entirety and replacing them with the following:

                        "(a) MINIMUM FIXED CHARGE COVERAGE RATIO. Company shall
                not permit the ratio of (i) Consolidated Adjusted EBITDAR to
                (ii) Consolidated Fixed Charges for any four-Fiscal Quarter period ending as of the last day of each Fiscal Quarter set forth in the table below to be less than the ratio set forth beside such quarter in such table:


                  FISCAL QUARTER ENDING                           MINIMUM FIXED CHARGE
                                                                     COVERAGE RATIO
========================================================== ==================================
September 30, 2002                                                     2.10:1.00
December 31, 2002                                                      2.10:1.00
March 31, 2003                                                         2.15:1.00
June 30, 2003                                                          2.15:1.00
September 30, 2003                                                     2.15:1.00
December 31, 2003                                                      2.15:1.00
March 31, 2004                                                         2.25:1.00
June 30, 2004                                                          2.25:1.00
========================================================== ==================================


                  Fiscal Quarter Ending                           Minimum Fixed Charge
========================================================== ==================================
September 30, 2004                                                     2.25:1.00
December 31, 2004                                                      2.25:1.00
March 31, 2005                                                         2.25:1.00
and thereafter
========================================================== ==================================

                (b) MINIMUM CASH INTEREST COVERAGE RATIO. Company shall not permit the ratio of (I) Consolidated Adjusted EBITDA to (II) Consolidated Cash Interest Expense for any four-Fiscal Quarter period ending as of the last day of each Fiscal Quarter set forth in the table below to be less than the ratio set forth beside such quarter in such table:


                                                                 MINIMUM CASH INTEREST
                  FISCAL QUARTER ENDING                              COVERAGE RATIO

========================================================== ==================================
September 30, 2002                                                     3.00:1.00
December 31, 2002                                                      3.00:1.00
March 31, 2003                                                         3.00:1.00
June 30, 2003                                                          3.00:1.00
September 30, 2003                                                     3.00:1.00
December 31, 2003                                                      3.00:1.00
March 31, 2004                                                         3.00:1.00
June 30, 2004                                                          3.00:1.00
September 30, 2004                                                     3.00:1.00
and thereafter
========================================================== ==================================

                (c) MAXIMUM LEVERAGE RATIO. Company shall not permit the Leverage Ratio as of the last day of each Fiscal Quarter set forth in the table below to exceed the ratio set forth beside such quarter in such table:


                  FISCAL QUARTER ENDING                                 MAXIMUM
                                                                     LEVERAGE RATIO
========================================================== ==================================
September 30, 2002                                                     4.00:1.00
December 31, 2002                                                      4.00:1.00
March 31, 2003                                                         4.00:1.00



                  Fiscal Quarter Ending                                 Maximum
========================================================== ==================================
June 30, 2003                                                          4.00:1.00
September 30, 2003                                                     3.75:1.00
December 31, 2003                                                      3.75:1.00
March 31, 2004                                                         3.50:1.00
June 30, 2004                                                          3.50:1.00
September 30, 2004                                                     3.25:1.00

---------------------------------------------------------- ----------------------------------
December 31, 2004                                                      3.25:1.00
---------------------------------------------------------- ----------------------------------
March 31, 2005                                                         3.00:1.00
and thereafter
========================================================== ==================================

                (d) MAXIMUM SENIOR DEBT LEVERAGE RATIO. Company shall not permit the Senior Debt Leverage Ratio as of the last day of each Fiscal Quarter set forth in the table below to exceed the ratio set forth beside such quarter in such table:


                  FISCAL QUARTER ENDING                           MAXIMUM SENIOR DEBT
                                                                     LEVERAGE RATIO
========================================================== ==================================
September 30, 2002                                                     2.25:1.00
December 31, 2002                                                      2.25:1.00
March 31, 2003                                                         2.25:1.00
June 30, 2003                                                          2.25:1.00
September 30, 2003                                                     2.00:1.00
December 31, 2003                                                      2.00:1.00
March 31, 2004                                                         1.75:1.00
June 30, 2004                                                          1.75:1.00
September 30, 2004                                                     1.50:1.00
and thereafter
========================================================== ==================================

         H. Section 6.7(iv) of the Credit Agreement is hereby amended by deleting the reference to "$3,000,000" set forth therein and substituting "$10,000,000" therefor.

      I. Section 6.7 of the Credit Agreement is hereby amended by deleting the "and" at the end of clause (vi) thereof, deleting the "." at the end of clause
(vii) thereof, and inserting the phrase "and" in lieu thereof, and further by inserting the following clause (viii) at the end thereof:

            " (viii) Company and its Subsidiaries may make Investments in accordance with Section 6.3."

      J. Section 6.13(c) of the Credit Agreement is hereby amended by amending and restating the first parenthetical in its entirety as follows:

            "(other than the Holdings Notes or Indebtedness issued by Holdings from time to time which is evidenced by promissory notes or other contractual obligations in order for Holdings to repurchase its capital stock, phantom stock or options from deceased, terminated or retired employees)."

1.5    AMENDMENTS TO SECTION 9: AGENTS.

      A. Section 9.8 of the Credit Agreement is hereby amended by adding the following clause (d) at the end thereof:

            " (d) Company and each Guarantor hereby authorize the Administrative Agent to file any financing statements or continuation statements, and amendments to financing statements in any jurisdic tions and with any filing offices as the Administrative may determine, in its sole discretion, are necessary or advisable to perfect or to maintain the perfection of the first priority security interest granted to the Administrative Agent under any of the Credit Documents. Such financing statements may describe the Collateral in the same manner as described in the Pledge and Security Agreement or may contain an indication or description of collateral that describes such property in any other manner as the Administrative Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Administrative Agent under any of the Credit Documents, including, without limitation, describing such property as "all assets" or "all personal property, whether now owned or hereafter acquired."

_________
1.6      AMENDMENTS TO SECTION 10: AMENDMENTS AND WAIVERS.

         A. Section 10.5(d)(vi) of the Credit Agreement is hereby amended and restated in its entirety as follows:

            " (vi) amend, modify, terminate or waive any provision of Section 9 as the same applies to any Agent, or any other provision hereof as the same applies to the rights or obligations of any Agent, without the consent of such Agent."

         B. Section 10.6(c) of the Credit Agreement is hereby amended deleting all references to "$5,000,000" set forth therein and substituting "$1,000,000" therefor.

SECTION 2.  CONDITIONS TO EFFECTIVENESS

         Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FOURTH AMENDMENT EFFECTIVE DATE"):

         A. EXECUTION. Credit Parties and Requisite Lenders shall have executed this Amendment.

         B. AMENDMENT FEE. The Administrative Agent shall have received, for distribution to all Lenders executing this Amendment, an amendment fee equal to 0.125% of such Lender's outstanding Loans and Commitments.

         C. OTHER FEES. The Agents shall have received all other fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder or under any other Credit Document.

         D. NECESSARY CONSENTS. Each Credit Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.

         E. OTHER DOCUMENTS. Administrative Agent and Lenders shall have received such other documents and information regarding Credit Parties as Administrative Agent may reasonably request.

SECTION 3.  BORROWER'S REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Company represents and warrants to each Lender that the following statements are true, correct and complete in all material respects:

         A. CORPORATE POWER AND AUTHORITY. Each Credit Party which is party hereto has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT") and the other Credit Documents.

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Credit Documents have been duly authorized by all necessary corporate action on the part of each Credit Party.

         C. NO CONFLICT. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Credit Documents do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of Holdings, the Company or any Subsidiary, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which Holdings, the Company or any Subsidiary is a party or by which any of them or any of their property is or may be bound,
(ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section 3.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of each Credit Party (other than any Liens created under any of the Credit Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any contractual obligation of each Credit Party, except for such approvals or consents which will be obtained on or before the Fourth Amendment Effective Date.

         D. GOVERNMENTAL CONSENTS. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by Company and Holdings of the Amended Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

         E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by each of the Credit Parties party thereto and each constitutes a legal, valid and binding obligation of such Credit Party to the extent a party thereto enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 4 of the Amended Agreement are and will be true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION 4.  ACKNOWLEDGMENT AND CONSENT

            Each of the Credit Parties set forth on the signature pages hereto are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Credit Documents to which they are a party are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

            Each of the Company and the Credit Support Parties hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each of the Company and the Credit Support Parties hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all "Obligations" under each of the Credit Support Documents to which is a party (in each case as such terms are defined in the applicable Credit Support Document).

            Each of the Company and the Credit Support Parties acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each of the Company and the Credit Support Parties represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            Each of the Company and the Credit Support Parties acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, each such Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Support Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Support Document shall be deemed to require the consent of any of the Company and each such Credit Support Party to any future amendments to the Credit Agreement.


SECTION 5.  MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (i) On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

         B. HEADINGS. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         C. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGA TIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         D. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

         E. AMENDMENT AND RESTATEMENT. To facilitate reference to the provisions of the Credit Agreement, as amended by this Amendment, each Lender executing this Amendment hereby authorizes Administrative Agent, on its behalf, to enter into an amendment and restatement of the Credit Agreement, as amended by this Amendment; PROVIDED that any such amendment and restatement shall be distributed to each Lender.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


         BORROWER:                SIMMONS COMPANY


                                  By:    /s/ William S. Creekmuir
                                      ---------------------------------
                                  Name: William S. Creekmuir
                                  Title: Executive Vice President & CFO




         HOLDINGS:                SIMMONS HOLDINGS, INC.

                                  By:      /s/ William S. Creekmuir
                                     ----------------------------------
                                  Name: William S. Creekmuir
                                  Title: Executive Vice President & CFO


         CREDIT SUPPORT
         PARTIES:                 SIMMONS INTERNATIONAL HOLDINGS
                                  COMPANY, INC.
                                  (for purposes of Section 4 only) as a
                                  Credit Support Party

                                   By:      /s/ William S. Creekmuir
                                      ---------------------------------------
                                      Name: William S. Creekmuir
                                      Title: Executive Vice President & CFO



                                   THE SIMMONS MANUFACTURING CO., LLC
                                   (for purposes of Section 4 only) as a Credit
                                   Support Party

                                   By:      /s/ William S. Creekmuir
                                      -----------------------------------------
                                      Name: William S. Creekmuir
                                      Title: Executive Vice President & CFO

                               WORLD OF SLEEP OUTLETS, LLC,
                               (for purposes of Section 4 only) as a Credit
                               Support Party

                               By:      /s/ William S. Creekmuir
                                  ---------------------------------------------
                               Name: William S. Creekmuir
                               Title: Executive Vice President & CFO



                               SIMMONS CONTRACT SALES, LLC,
                               (for purposes of Section 4 only) as a Credit
                               Support Party

                               By:      /s/ William S. Creekmuir
                                   --------------------------------------------
                                   Name: William S. Creekmuir
                                   Title: Executive Vice President & CFO


                               GALLERY CORP.,
                               (for purposes of Section 4 only) as a Credit
                               Support Party

                               By:      /s/ William S. Creekmuir
                                  ---------------------------------------------
                                  Name: William S. Creekmuir
                                  Title: Executive Vice President & CFO

                               DREAMWELL, LTD.,
                               (for purposes of Section 4 only) as a Credit
                               Support Party

                               By:      /s/ David R. Hancock
                                 ----------------------------------------------
                                  Name: David R. Hancock
                                  Title: Secretary

                               SIMMONS CAPITAL MANAGEMENT, LLC,
                               (for purposes of Section 4 only) as a Credit
                               Support Party

                               By:      /s/ David R. Hancock
                                  ---------------------------------------------
                                  Name: David R. Hancock
                                  Title: Secretary

LENDERS AND AGENTS             GOLDMAN SACHS CREDIT PARTNERS L.P.,

                               By: /s/ Elizabeth Fischer
                                  ---------------------------------------------
                                  Authorized Signatory

                                  UBS AG, STAMFORD BRANCH

                                  By:      /s/ Wilfred V. Saint
                                     -------------------------------------------
                                     Name: Wilfred V. Saint
                                     Title: Associate Director
                                            Banking Products Services, US

                                  By:      /s/ Anthony N. Joseph
                                    -------------------------------------------
                                    Name:  Anthony N. Joseph
                                    Title: Associate Director
                                           Banking Products Services, US

                                        OPPENHEIMER SENIOR FLOATING RATE FUND

                                        By: /s/ Bill Campbell
                                            ------------------------------------
                                            Name: Bill Campbell
                                            Title: Manager

                                      U.S. BANK NATIONAL ASSOCIATION

                                      By: /s/ Christopher W. Rupp
                                      ------------------------------------------
                                      Name: Christopher W. Rupp
                                      Title: Assistant Vice President

                                       SUNTRUST BANK

                                       By: /s/ Katherine A. Boozer
                                           --------------------------
                                           Name: Katherine A. Boozer
                                           Title: Vice President

                                        NEW ALLIANCEGLOBAL CDO, LIMITED
                                        By: Alliance Capital Management L.P., as
                                            Sub-advisor
                                        By: Alliance Capital Management
                                            Corporation, as General Partner

                                        By: /s/ Teresa McCarthy
                                            --------------------------
                                            Name: Teresa McCarthy
                                            Title: Vice President

                                        RIVIERA FUNDING LLC

                                        By: /s/ Diana Mushill
                                            --------------------------
                                            Name: Diana Mushill
                                            Title: Asst. Vice President

                                        THE BANK OF NEW YORK

                                        By: /s/ Christine T. Rio
                                            --------------------------
                                            Name: Christine T. Rio
                                            Title: Vice President

                                        INDOSUEZ CAPITAL FUNDING IV, L.P.,
                                        By: RBC Leveraged Capital as Portfolio
                                            Advisor

                                        By: /s/ Melissa Marano
                                            --------------------------
                                            Name: Melissa Marano
                                            Title: Director

                                        TORONTO DOMINION (NEW YORK), INC.

                                        By: /s/ Gwen Zirkle
                                            --------------------------
                                            Name: Gwen Zirkle
                                            Title: Vice President

                                        PB CAPITAL

                                        By: /s/ Chris Ruzzi
                                        --------------------------
                                        Name: Chris Ruzzi
                                        Title: Vice President

                                        By: /s/ Tyler J. McCarthy
                                        --------------------------
                                        Name: Tyler J. McCarthy
                                        Title: Assistant Vice President

                                        ELT LTD.

                                        By: /s/ Ann E. Morris
                                            --------------------------
                                            Name: Ann E. Morris
                                            Title: Authorized Agent

                                        HSBC BANK USA

                                        By: /s/ Carol A. Kraus
                                            --------------------------
                                            Name: Carol A. Kraus
                                            Title: Vice President

                                        INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                                        By: Indosuez Capital as Portfolio
                                            Advisor

                                        By: /s/ Jack C. Henry
                                            --------------------------
                                            Name: Jack C. Henry
                                            Title: Principal


                                        INDOSUEZ CAPITAL FUNDING VI, LIMITED
                                        By: Indosuez Capital as Collateral
                                            Manager

                                        By: /s/ Jack C. Henry
                                            --------------------------
                                            Name: Jack C. Henry
                                            Title: Principal

                                        KZH CYPRESSTREE-1 LLC


                                        By: /s/ Susan Lee
                                            --------------------------
                                            Name: Susan Lee
                                            Title: Authorized Agent

                                        TEXTRON FINANCIAL CORPORATION


                                        By: /s/ Jane M. Lavoie
                                            --------------------------
                                            Name: Jane M. Lavoie
                                            Title: Vice President - Operations

                                        KZH STERLING LLC


                                        By: /s/ Susan Lee
                                            -----------------------
                                            Name: Susan Lee
                                            Title: Authorized Agent

                                        BLACK DIAMOND CLO 2000-1 LTD.


                                        By: /s/ David Dyer
                                            --------------------------
                                            Name: David Dyer
                                            Title: Director

                                        HELLER FINANCIAL, INC.


                                        By: /s/ Robert M. Kadlick
                                            --------------------------
                                            Name: Robert M. Kadlick
                                            Title: Duly Authorized Signatory

                                        CENTURION CDO II, LTD.

                                        By: American Express Asset Management
                                            Group Inc. as Collateral Manager


                                        By: /s/ Steven B. Staver
                                            --------------------------
                                            Name: Steven B. Staver
                                            Title: Managing Director

                                        NOMURA BOND & LOAN FUND

                                        By: UFJ Trust Company of New York as
                                            Trustee
                                        By: Nomura Corporate Research and Asset
                                            Management Inc. Attorney in Fact


                                        By: /s/ Elizabeth Maclean
                                            --------------------------
                                            Name: Elizabeth Maclean
                                            Title: Vice President

                                        SCOTIABANC INC.


                                        By: /s/ Jean-Paul Purdy
                                            --------------------------
                                            Name: Jean-Paul Purdy
                                            Title: Director

                                        CLYDESDALE CLO 2001-1, LTD.

                                        By: Nomura Corporate Research and Asset
                                            Management Inc. as Collateral
                                            Manager


                                        By: /s/ Elizabeth Maclean
                                            --------------------------
                                            Name: Elizabeth Maclean
                                            Title: Vice President

                                        SENIOR DEBT PORTFOLIO
                                        By: Boston Management and Research as
                                            Investment Advisor


                                        By: /s/ Scott H. Pace
                                            --------------------------
                                            Name: Scott H. Pace
                                            Title: Vice President

                                        EATON VANCE SENIOR INCOME TRUST

                                        By: Eaton Vance Management as Investment
                                            Advisor


                                        By: /s/ Scott H. Page
                                            --------------------------
                                            Name: Scott H. Page
                                            Title: Vice President

                                        EATON VANCE INSTITUTIONAL SENIOR LOAN
                                        FUND

                                        By: Eaton Vance Management as Investment
                                            Advisor

                                        By: /s/ Scott H. Page
                                            --------------------------
                                            Name: Scott H. Page
                                            Title: Vice President